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                                                                   EXHIBIT 10.58

                            AMENDMENT TO AGREEMENTS

     This Amendment to Agreements (the "Amendment") is made this 23rd day of November 1998 and is by and between Aurora Visual Systems ("Aurora"), Jeff J. Elston ("Elston") and Rolf A. Hogger ("Hogger") on the one hand and Intellysis Group, Inc. ("IGI") and Donald J. Esters ("Esters") on the other hand. Aurora, Elston and Hogger are sometimes referred to herein collectively as the "Aurora Parties," and IGI and Esters are sometimes referred to herein collectively as the "IGI Parties." This Amendment shall become effective on the date that the last signature is affixed hereto.

                                   RECITALS

     WHEREAS, the Aurora Parties and the IGI Parties have negotiated various agreements relating to IGI's proposed purchase of the Acquired Assets and assumption of the Assumed Liabilities of Aurora.

     WHEREAS, the Aurora Parties have executed all of the related agreements but the IGI Parties have not.

     WHEREAS, the IGI Parties have not executed the agreements and finalized the transactions contemplated thereby pending the satisfaction of certain contingencies.

     WHEREAS, the Aurora Parties would prefer that the IGI Parties execute the various agreements in order to ensure that the transactions contemplated thereby will be completed subject only to the satisfaction of the contingencies.

     WHEREAS, the IGI Parties have agreed to execute the various agreements described below subject to these contingencies to give the Aurora Parties the comfort they seek.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the recitals, representations, warranties, and covenants herein contained, the parties agree as follows:

     1.   Execution of the Agreements.
          ---------------------------

     1.1 IGI and Esters, as applicable, will each execute the following documents: (a) the Asset Purchase Agreement by and between IGI, Aurora, Elston and Hogger dated as of November 4, 1998; (b) the Employment Agreement between IGI and Elston dated as of November 4, 1998; (c) the Stock Purchase Agreement between Esters, Elston and Hogger dated as of November 4, 1998; and (d) the Stockholders Agreement by and among IGI, Elston and Hogger dates as of November 4, 1998. The agreements listed as (a)-(d) in this section 1.1 shall be collectively referred to herein as the "Agreements."

     2.   Effect of Execution on Satisfaction of the Contingencies.
          --------------------------------------------------------

     2.1 Upon execution of the Agreements by IGI and Esters, as applicable, each of the Agreements shall become effective and deemed final and binding on IGI and Esters as soon as the following two contingencies have been satisfied:

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               (a) Sanwa Business Credit Corporation ("SBCC") agrees in writing to increase the amount of the "Total Facility" as defined in the Loan and Security Agreement dated as of September 3, 1998 to permit IGI to borrow against the inventory and accounts receivable of Aurora to be acquired in an amount sufficient operate the business of Aurora; and

               (b) the full funding of the private placement of $10 million in securities through Weston Presidio Capital.

          3.   Miscellaneous.
               -------------

          3.1 Terms not otherwise defined in this Amendment shall have the meaning set forth in the applicable Agreement.

          3.2 Except as specifically set forth in this Amendment, the terms of the Agreements shall not be deemed to have been modified.

          3.4 Any disputes in any way relating to this Amendment shall be resolved in accordance with the Arbitration provisions set forth in Section 8 of the Asset Purchase Agreement by and between IGI, Aurora, Elston and Hogger dated as of November 4, 1998.

INTELLISYS GROUP, INC.                  SELLERS


By: /s/ Donald J. Esters                    /s/ Jeff J. Elston
   -------------------------------      ---------------------------------
   Donald J. Esters                          Jeff J. Elston
   Chairman of the Board

                                            /s/ Rolf A. Hogger
DONALD J. ESTERS                        ___________________________
                                             Rolf A. Hogger

By: /s/ Donald J. Esters
   -------------------------------      ---------------------------------


AURORA VISUAL SYSTEMS


By: /s/ Jeff J. Elston
   -------------------------------
   Jeff J. Elston
   President

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